UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation or organization)		No.)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222

(Address of principal executive offices)

(303) 297-1800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment for Principal Officers.

On Tuesday, April 4, 2006, Charles K. Knight, President and Chief Executive Officer of AmeriVest Properties Inc. (the “Company”) received a letter from Kathryn L. Hale, Chief Financial Officer of the Company notifying the Company of her intent to terminate her employment with the Company, effective May 31, 2006 in accordance with her existing employment agreement. The letter was dated March 31, 2006, and a copy is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1                           Resignation of Kathryn L. Hale dated March 31, 2006, received by the Company on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriVest Properties Inc.

Date: April 6, 2006	By:	/s/ Charles K. Knight
Charles K. Knight
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Resignation of Kathryn L. Hale dated March 31, 2006, received by the Company on April 4, 2006.